                                                                    EXHIBIT 10.3

                                   GUARANTEE
                                   ---------

     GUARANTEE dated as of September 13, 1999 made by the guarantors which are signatories hereto (collectively, the "Guarantors" and individually, each a
                                       ----------
"Guarantor"), in favor of BROWN BROTHERS HARRIMAN & CO. (the "Lender").
----------                                                    ------
Reference is made to that certain Credit Agreement, dated as of the date hereof (as amended, supplemented, extended or otherwise modified from time to time, the "French Credit Agreement"), among NMT NeuroSciences Implants (France) SA, a
 -----------------------
French limited liability company, and NMT NeuroSciences Instruments (France) SARL, a French limited liability company (collectively, the "French
                                                             ------
Subsidiaries"), and the Lender.
------------
     WHEREAS, the French Subsidiaries have entered into the French Credit Agreement to arrange for loans in the aggregate principal amount of 4,847,309.74 Euros (the "Loans"), the proceeds of which will be used to enable the repayment
            -----
of certain intercompany debt to one or more of the Guarantors;

     WHEREAS, pursuant to the French Credit Agreement, the Lender has agreed to make the Loans to the French Subsidiaries upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Guarantors are direct or indirect parents or sister subsidiaries of the French Subsidiaries;

     WHEREAS, the operations of the French Subsidiaries and the Guarantors are conducted on a combined basis with significant shared management, purchasing, planning, financial controls and other functions, and the French Credit Agreement will directly or indirectly benefit the Guarantors' various businesses; and

     WHEREAS, it is a condition precedent to the obligations of the Lender to make the Loans to the French Subsidiaries under the French Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Lender.

     NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the French Credit Agreement and to make the Loans to the French Subsidiaries under the French Credit Agreement, each Guarantor hereby agrees with the Lender as follows:

     1.   Defined Terms.  Capitalized terms not otherwise defined herein shall
          -------------
have the meanings set forth in the French Credit Agreement.

     2.   Guarantee.
          ---------

          (a) Each Guarantor hereby jointly and severally, unconditionally and irrevocably, guarantees to the Lender and its respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the French Subsidiaries when due (whether at the stated
maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Loans and all other obligations and liabilities of the French Subsidiaries to the Lender (including interest accruing at the then applicable rate provided in the French Credit Agreement after the stated maturity, by acceleration or otherwise), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the French Credit Agreement or any other document made, delivered or given in connection therewith, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Lender that are required to be paid by the French Subsidiaries pursuant to the terms of the French Credit Agreement) (each and all of the above obligations, collectively, the "Guaranteed
                                                                      ----------
Obligations").
-----------

          (b) Each Guarantor further agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing any rights with respect to, or collecting against, any Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Guaranteed Obligations and all amounts owing hereunder are paid in full and any obligations to provide financial accommodations to the French Subsidiaries under the French Credit Agreement are terminated.

          (c) No payment or payments made by any French Subsidiary, any Guarantor or any other Person or received or collected by the Lender from any French Subsidiary, any Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the Guaranteed Obligations and all amounts owing hereunder are paid in full and any obligations to provide financial accommodations to the French Subsidiaries under the French Credit Agreement are terminated.

     3.   Right of Set-off.  In addition to any rights now or hereafter granted
          ----------------
under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the French Subsidiaries, any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, but excluding any deposits in payroll or escrow accounts) and any other Indebtedness at any time held or owing by the Lender (including, without limitation, by branches and agencies of the Lender wherever located) to or for the credit or the account of any Guarantor against and on account of the obligations and liabilities of any Guarantor hereunder, and all other claims of any nature or description arising out of or connected with this Guarantee, irrespective of whether the Lender shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

     4.   No Subrogation.  Notwithstanding any payment or payments made by any
          --------------
Guarantor hereunder or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to exercise or enforce any subrogation rights of the Lender against the French Subsidiaries or any other Person or any guarantee or right of offset held by the Lender for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the French Subsidiaries or any other Person in respect of payments made by any Guarantor hereunder, until all amounts owing to the Lender by the French Subsidiaries on account of the Guaranteed Obligations and all amounts owing hereunder are paid in full and any obligations to provide financial accommodations to the French Subsidiaries under the French Credit Agreement are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations and all amounts owing hereunder shall not have been paid in full or any obligations to provide financial accommodations to the French Subsidiaries under the French Credit Agreement shall not have been terminated, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender, if required), to be applied against such Guaranteed Obligations, whether matured or unmatured, in such order as the Lender may determine.

     5.   Amendments, etc. with respect to the Guaranteed Obligations; Waiver of
          ----------------------------------------------------------------------
Rights.  Each Guarantor shall remain obligated hereunder notwithstanding that,
------
without any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Lender may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the French Credit Agreement may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any guarantee or right of offset at any time held by the Lender for the payment of the Guaranteed Obligations may be waived. When making any demand hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the French Subsidiaries or any other Guarantor, and any failure by the Lender to make any such demand or to collect any payments from the French Subsidiaries or any other Guarantor or any release of the French Subsidiaries or such other Guarantor shall not relieve any Guarantor, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6.   Guarantee Absolute and Unconditional.  Each Guarantor waives any and
          ------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the French Subsidiaries and each Guarantor, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the French Subsidiaries or such Guarantor with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee and surety of payment without regard to (a) the validity, regularity or enforceability of the French Credit Agreement, any of the Guaranteed Obligations or any other guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the French Subsidiaries or any Guarantor against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the French Subsidiaries or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any French Subsidiary for the Guaranteed Obligations, or of any Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the French Subsidiaries or any other Person or against any guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the French Subsidiaries or any such other Person or to realize upon any guarantee or to exercise any such right of offset, or any release of the French Subsidiaries or any such other Person or any such guarantee or right of offset, shall not relieve any Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its respective successors, endorsees, transferees and assigns, until all the Guaranteed Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and any obligations to provide financial accommodations to the French Subsidiaries under the French Credit Agreement shall have been terminated.

     7.   Reinstatement.  This Guarantee shall continue to be effective, or be
          -------------
reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any French Subsidiary or Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any French Subsidiary or Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     8.   Payments.  Each Guarantor hereby guarantees that payments made by such
          --------
Guarantor of principal of and interest on the Loans pursuant to the terms hereof (such payments to be made in Euros) and any other payments hereunder (such payments to be made in U.S. dollars) will be made to the Lender without set-off or counterclaim at the office of the Lender located at 40 Water Street, Boston, MA 02109-3661.

     9.   Representations and Warranties.  In order to induce the Lender to
          ------------------------------
enter into the French Credit Agreement and to make the Loans to the French Subsidiaries thereunder, each Guarantor hereby represents and warrants to the Lender that the respective representations and warranties of such

Guarantor set forth in Article III of that certain Credit Agreement, dated as of the date hereof, by and among the Guarantors and the Lender (the "U.S. Credit
                                                                  -----------
Agreement") (each Guarantor in such capacity, a "Borrower") are true and
---------
correct.

     10.  Compliance with U.S. Credit Agreement.
          -------------------------------------

          (a) In order to induce the Lender to enter into the French Credit Agreement and to make the Loans to the French Subsidiaries thereunder, until all amounts owing to the Lender by the French Subsidiaries on account of the Guaranteed Obligations and all amounts owing hereunder are paid in full and any obligations to provide financial accommodations to the French Subsidiaries under the French Credit Agreement are terminated, each Guarantor covenants and agrees with the Lender to, at all times, observe and perform, or cause to be observed and performed, all of the covenants, conditions and obligations required to be observed and performed, or caused to be observed and performed, by such Guarantor under the U.S. Credit Agreement, including, without limitation, the affirmative and negative covenants set forth in Articles V and VI thereof.

          (b) At any time upon the request of the Lender, to the extent permitted by applicable law, the Guarantors will, within a reasonable period after such request, cause any Subsidiary (as defined in the U.S. Credit Agreement) that is not a Domestic Subsidiary (as defined in the U.S. Credit Agreement) to become a party hereto or otherwise guarantee the Guaranteed Obligations, in form and substance satisfactory to the Lender; provided that
                                                               --------
such guarantee shall be limited in amount and otherwise in a form which does not create any adverse U.S. tax consequences to the Guarantors in the reasonable judgment of the Guarantors' tax advisors.

     11.  Notice.  All notices and other communications provided for herein
          ------
shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to any Guarantor, to it at 27 Wormwood Street, Boston, Massachusetts 02210-1625, Attention of Chief Financial Officer (Telecopy No. 617-737-0924), with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention of Steven D. Singer, Esq. (Telecopy No. 617-526-
5000); and

          (b) if to the Lender, to Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, Attention of Victoria W. Evans, Assistant Manager (Telecopy No. 617-772-1138), with a copy to Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109-2881, Attention of Raymond
C. Zemlin, P.C. (Telecopy No. 617-523-1231);

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Guarantee shall be deemed to have been given on the date of receipt.

     12.  Severability.  Any provision of this Guarantee which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13.  Integration.  This Guarantee and the documents referred to herein
          -----------
represent the entire agreement of the Guarantors with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein or therein.

     14.  Amendments in Writing; No Waiver; Cumulative Remedies.
          -----------------------------------------------------

          (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except as provided in Section 7.02 of the French Credit Agreement.

          (b) The Lender shall not by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     15.  Section Headings.  The section headings used in this Guarantee are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     16.  Successors and Assigns.  This Guarantee shall be binding upon the
          ----------------------
successors and assigns of each Guarantor and shall inure to the benefit of the Lender and its successors and assigns.

     17.  Governing Law; Jurisdiction; Consent to Service of Process.
          ----------------------------------------------------------

          (a) This Guarantee shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts.

          (b) Each of the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court of the Commonwealth of

Massachusetts sitting in Suffolk County and of the United States District Court for the District of Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Commonwealth of Massachusetts or, to the extent permitted by law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Guarantee against any Guarantor or its properties in the courts of any jurisdiction.

          (c) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each Guarantor hereby agrees that service of all writs, complaints, process and summonses in any suit, action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, may be made upon NMT Medical, Inc., a Delaware corporation (the "Process Agent"), with an office on the date hereof at 27 Wormwood Street,
--------------
Boston, Massachusetts 02210-1625. Each Guarantor hereby irrevocably appoints the Process Agent its true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, complaints, process and summonses. Each Guarantor agrees that any election by the Lender to give notice of any such service to such Guarantor shall not impair or affect the validity of such service or of the judgment based thereon.

          (e) Each party to this Guarantee irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

     18.    WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE
            --------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED

TO ENTER INTO THIS GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     19.  No Offset.  All payments by the Guarantors hereunder shall be made
          ---------
without setoff or counterclaim and free and clear of and without deduction for any foreign or domestic taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restriction or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless any Guarantor is required by law to make such deduction or withholding. Except as otherwise expressly provided in this Section 19, if any such obligation is imposed upon any Guarantor with respect to any amount payable hereunder, such Guarantor will pay to the Lender, on the date on which such amount is due and payable hereunder, such additional amount as shall be necessary to enable the Lender to receive the same net amount which it would have received on such due date had no such obligation been imposed upon such Guarantor. The Guarantors will deliver promptly to the Lender, certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Guarantors hereunder.

     20.  Senior Status of Obligations.  All rights of the Lender with respect
          ----------------------------
to the payment and performance of all Guaranteed Obligations by the Guarantors hereunder of every kind and description, whether now existing or hereafter arising, shall be senior to all rights of the holders of the Whitney Notes, and such rights of the Lender shall not be subordinated in right of payment to any other Indebtedness of any Guarantor.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                    NMT MEDICAL, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT HEART, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT INVESTMENTS CORP.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES
                                    (INTERNATIONAL), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES (US), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President

                                    NMT NEUROSCIENCES (IP), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES
                                    INNOVASIVE SYSTEMS, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President